SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934



         Date of Report (Date of earliest event reported): July 8, 2003

                            ProAssurance Corporation
             (Exact name of registrant as specified in its charter)

      Delaware                     001-16533                   63-1261433
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)


100 Brookwood Place, Birmingham, Alabama                           35209
(Address of Principal Executive Office )                         (Zip code)

       Registrant's telephone number, including area code: (205) 877-4400


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Item 7. Financial Statements and Exhibits

        (c)  Exhibits filed with this report:

        Number         Exhibit
        99.1           Copy of Registrant's press release,  dated March 4, 2004,
                       announcing a renewal rights transaction between ProAssurance and OHIC Insurance Company.


Item 9. Regulation FD Disclosure

        The registrant has furnished this report to disclose for Regulation FD purposes its public release of:

        1. An announcement of a renewal rights transaction between ProAssurance and OHIC Insurance Company. A copy of the press release, dated March 4, 2004, is included as exhibit 99.1 to this report.



     The information in this Form 8-K, including the accompanying exhibit, is being furnished under Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liability of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of the general incorporation language of such filing, except as shall be expressly set forth by specific reference in such filing.




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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  March 4, 2004


                                                        PROASSURANCE CORPORATION


                                               By:  /s/ Howard H. Friedman
                                               ---------------------------------
                                                        Howard H. Friedman
                                                        Chief Financial Officer